UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 12, 2011

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Hampton Roads Bankshares, Inc. (the “Company”), the holding company for Bank of Hampton Roads and Shore Bank, today announced that it was back in compliance with the listing requirements of the NASDAQ Global Select Market (“NASDAQ”) related to the price of its common stock.  A copy of the press release making such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this item, including that which is incorporated by reference, is being furnished to the Securities and Exchange Commission (“SEC”).  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

Previously, on November 17, 2010, the Company received a letter (“Non-Compliance Letter”) from NASDAQ notifying the Company that it no longer met NASDAQ’s continued listing requirement under Listing Rule 5450(a)(1) (the “Bid Price Rule”), and providing the Company with a cure period to regain such compliance.  As indicated above, today, the Company announced that it has received written notification from NASDAQ indicating that the Company has regained compliance with the Bid Price Rule.  This subsequent notification confirmed that the Company’s common stock has maintained a minimum bid price of at least $1.00 per share for at least 10 consecutive business days, which is necessary to regain compliance with the Bid Price Rule, and that the matter raised in the Non-Compliance Letter is now closed.

Item 9.01.  Financial Statements and Exhibits.

Ex. 99.1                      Press Release, dated May 12, 2011.

Caution about Forward-Looking Statements

Certain information contained in the attached press release may include “forward-looking statements.”  These forward-looking statements relate to improving the Company’s overall business and enhancing shareholder value in 2011 and beyond.  There can be no assurance that the Company will be able to improve its overall business or enhance shareholder value in the future.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to those described in the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended, and other filings made with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: May 12, 2011	By:	/s/ John A. B. Davies, Jr.
John A. B. Davies, Jr.
President and Chief Executive Officer

Exhibit Index

Ex. 99.1	Press Release, dated May 12, 2011.